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                                                                    EXHIBIT 99.2

                                 April 10, 2002

                                COMMITMENT LETTER

Intervoice-Brite, Inc.
17811 Waterview Parkway
Dallas, Texas 75252

Gentlemen:

     Provided all conditions specified herein are satisfied, Beal Bank, S.S.B. (the "Bank") hereby agrees to make a loan (the "Loan") to Intervoice-Brite, Inc., a Texas corporation (the "Borrower"), upon the terms and conditions as outlined below. The obligation of the Bank to make the Loan contemplated by this Commitment Letter will be subject to the Borrower satisfying all the conditions herein specified. The Property, as hereinafter defined, will secure the Loan contemplated by this Commitment Letter along with additional collateral as specified herein.

     Loan Amount. The Loan will be in the maximum amount of the lesser of (a) Fourteen Million Dollars ($14,000,000.00), or (b) seventy percent (70%) of the Bank approved appraised value of the Property. The proceeds of the Loan will be advanced to and used by Borrower (i) to pay closing costs relating to the Loan,
(ii) to pay the Loan Commitment Fee, as hereinafter defined, (iii) to repay existing loans under Borrower's Credit Agreement with Bank of America and/or
(iv) to provide working capital to the Borrower for uses for which the Bank is permitted by applicable law and regulations to provide a loan.

     Security for the Loan. The Loan is to be evidenced by a promissory note ( the "Note") in the face amount of the maximum principal amount of the Loan, which will be secured by:

          a. A deed of trust (the "Deed of Trust") constituting a valid first priority lien upon the real property described on Exhibit "A" attached hereto and all improvements thereon and rights, interests and appurtenances relating thereto (the "Land") consisting of two, five story office buildings which contain approximately 225,000 square feet of space, and which are used entirely by Borrower as its corporate headquarters.

               The Land, (including the improvements now or hereafter located thereon) and all other rights, titles, interests and other properties and rights described above or below, including, without limitation, those relating to such Land or

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Intervoice-Brite, Inc.
April 10, 2002
Page 2

               improvements are collectively referred to herein as the "Property."

               The Deed of Trust shall secure all obligations of Borrower to the Bank, including, without limitation, the Loan.


          b. A valid first priority security interest in and to all equipment (including, without limitation, all heating, ventilating and air conditioning equipment) (none of which may be leased by Borrower without the prior written consent of the Bank, which may be granted or withheld at the sole discretion of the Bank) which is attached to, used in the operation of, or used and necessary to the complete and proper planning, development, use, occupancy, or operation of the Land or the improvements now or hereafter constructed and located thereon, and all certificates of occupancy, construction contracts, plans and specifications, other permits, approvals, documents, instruments and materials related to the Property;

          c. A first priority collateral assignment of and security interest in any and all contracts of sale now or hereafter existing relating to all or any portion of the Property and all proceeds therefrom;

          d. A first priority collateral assignment of and security interest in all leases (and all rights and interests relating thereto, including, without limitation, security and other deposits) of space in the improvements constructed on the Property, if any exist, and all management, leasing, service and other contracts relating to the Property. A condition to the Bank's obligation to close and fund the Loan is that all such leases, if any exist, and contracts must be in form, on terms and with parties approved by the Bank in its sole discretion; and

          e. A first priority collateral assignment of and security interest in any and all easements, agreement (including, without limitation, parking agreements and use agreements), development agreements, development and/or platting credits, municipal utility district, road district and other similar entities rights and payments, all rights of the declarant under deed restrictions and covenants and/or in regard to owners associations relating to all or any part of the Property, and bond obligations now existing or hereafter created in regard to any of the Property and granted for the benefit of the Property, as well as the right to use the utilities, etc. for the benefit of the owners, assignees, tenants and invitees. A condition to the Bank's obligation to close and fund the Loan is that any and all such easements, leases, agreements, development agreements, credits, municipal utility district, road district and other similar entities rights and payments, other

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Intervoice-Brite, Inc.
April 10, 2002
Page 3

               rights as described above and bond obligations and other agreements relating to the ownership, development and/or operation of the Property, must be satisfactory to the Bank in its sole discretion.

     Interest Rate. Interest on the Principal Balance, as hereinafter defined, or so much thereof as may be advanced and be outstanding under the Note from time to time remaining unpaid prior to maturity shall be payable at a per annum rate (the "Applicable Rate") equal to the lesser of: (a) the highest rate of interest permitted by applicable law or (b) the greater of ten and one-half percent (10-1/2 %) or a fluctuating rate equal to the Prime Interest Rate, as hereinafter defined, as it fluctuates from time to time, plus two percent (2%). For the purposes hereof and of the Note, "Principal Balance" shall mean so much of the maximum principal balance of the Loan as may be actually advanced or accrued by the Bank and/or its successors and assigns out of its/their own funds and outstanding on the Loan from time to time. The term "Prime Interest Rate" as used herein shall mean the prime rate of interest announced or published by The Wall Street Journal from time to time, it being understood that if The Wall Street Journal should at any time announce or publish more than one such prime rate of interest , the highest such announced or published prime rate of interest shall be used as the Prime Interest Rate during the period for which it is the highest such announced or published prime rate of interest. In the event of a change in the interest rate caused by a change in the Prime Interest Rate, the interest rate applicable to the Loan shall be adjusted effective at the opening of business on the day on which such change becomes effective. Interest shall be calculated on a daily rate equal to 1/365th or 1/366th, as the case may be, of the annual rate of interest on the Loan subject, however, to the provisions limiting interest contracted for, charged or received to the maximum permitted by applicable law. Interest for each month, or part thereof, of the term of the Note shall be calculated as of the end of each month and at maturity and shall be payable on or before the first day of the following month and at maturity, the first such payment being due on the first day (the "First Payment Date") of the first month following the Closing, as hereinafter defined. If default should occur in the payment of the Note (or any installment thereon or any other monetary amount due in regard to the Loan) (if such default remains uncured upon the expiration of five (5) days following the date written notice thereof is provided to Borrower; provided, however, the Bank will not be obligated to give such written notice more than twice during any twelve (12) month period and following the second such notice, any subsequent default during the then current twelve (12) month period will constitute a default without any notice being required) or in the performance of any other covenant in any instrument relating to the Loan and/or securing the payment of the Note (if such default remains uncured for a period of thirty (30) days following the date written notice thereof is provided to Borrower), the entire Note and accrued interest owing thereon and all other amounts due in regard to the Loan shall at once become due and payable without notice (except as described above) at the option of the holder of the Note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. If (i) a payment due on the Loan is not paid on its due date, or (ii) after the occurrence of any other default in regard to the Loan or
(iii) after the maturity date of the Loan, the principal balance of the Loan and past due interest thereon (to the extent permitted by applicable law) shall bear interest a per annum rate (the "Default Rate") equal to the lesser of (x) five percent (5%) in excess of the Applicable Rate or (y) the maximum rate permitted by applicable law.

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Intervoice-Brite, Inc.
April 10, 2002
Page 4

     Payment of the Loan. Commencing on the First Payment Date and continuing on the first day of each month thereafter until the maturity date of the Loan, monthly interest payments for the Loan shall be paid to the Bank at the Applicable Rate. The unpaid Principal Balance and all accrued and unpaid interest on the Loan shall be due and payable on the date which is thirty-six
(36) months following the Closing. The stated monthly payments will include the full amount of the interest accrued on the Principal Balance at the Applicable Rate or the Default Rate (whichever is applicable) during the preceding month (or, in regard to the payment due on the First Payment Date, since the Closing).

     Term of Loan. The Loan term shall be thirty-six (36) months from the date of the initial funding of the Loan; such date of initial funding of the Loan (the "Closing") shall occur no later than May 31, 2002 (the "Expiration Date").

     Loan Commitment Fee. Borrower has already paid to the Bank $25,000.00 as a deposit to be used by the Bank to pay its out-of-pocket costs (e.g., legal fees) related to the Loan, and the Borrower has also already paid to the Bank a Loan commitment fee of $280,000.00 (the "Loan Commitment Fee") as consideration for issuance of this Commitment Letter and to cover the Bank taking appropriate action to insure that all of the funds that the Bank would be required to advance pursuant to the terms of this Commitment Letter are available to Borrower when it requests the same, subject to the terms and conditions hereof. One-half of the Loan Commitment Fee is earned by the Bank's issuance of this Commitment Letter and is non-refundable except if the Loan is not closed due solely to the default of the Bank as provided hereafter. The balance of the Loan Commitment Fee is earned and will be retained by the Bank unless the Loan is not closed due solely to the Bank's failure to reasonably approve materials submitted by the Borrower to the Bank as provided hereafter if the Borrower has reasonably performed its obligations hereunder and has endeavored in good faith to satisfy the conditions to the closing of the Loan specified herein. Notwithstanding anything herein to the contrary, if the Bank defaults in its obligations hereunder the Loan Commitment Fee shall be refunded to the Borrower. Except as provided in the preceding sentence, the Loan Commitment Fee is irrevocably earned by the Bank upon your acceptance of this Commitment Letter, and failure to timely pay such Loan Commitment Fee shall entitle the Bank, at its option, to terminate this Commitment Letter, whereupon the Bank shall have no further obligations, liabilities or duties hereunder.

     Prepayment: The Loan may not be prepaid, in whole or in part, at any time prior to the end of the sixth (6th) month following the Closing. If the Loan is prepaid in whole or in part subsequent to the end of the sixth (6th) month following the Closing but prior to the first anniversary of the Closing, the Borrower must pay to the Bank a prepayment fee equal to the lesser of (i) two percent (2%) of the principal prepaid, and (ii) the maximum amount of prepayment fee the Bank may charge and receive without violating applicable law. If the Loan is prepaid in whole or in part subsequent to the first anniversary of the Closing but prior to the second anniversary of the Closing, the Borrower must pay to the Bank a prepayment fee equal to the lesser of (iii) one percent (1%) of the principal

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Intervoice-Brite, Inc.
April 10, 2002
Page 5

prepaid, and (iv) the maximum amount of prepayment fee the Bank may charge and receive without violating applicable law. On or after the second anniversary of the Closing, the Loan may be prepaid in whole or in part without prepayment premium or fee. Notwithstanding the foregoing, no prepayment fee will be required in connection with prepayments resulting from requirements of the Loan Documents and not resulting from events within the Borrower's control (e.g., condemnation).

     Loan Documentation. The documents evidencing and securing the Loan (collectively, the "Loan Documents") will contain, without limitation of other provisions the Bank may require, in the Bank's sole discretion, the following specific provisions:

          a. A provision requiring that the Borrower deliver to the Bank, at the Borrower's expense, (i) within ninety (90) days after the termination of each fiscal year of the Borrower annual financial statements of the Borrower, certified as true and correct by Ernst & Young or another independent certified public accountant(s) acceptable to the Bank, (ii) within forty-five (45) days following the end of each fiscal quarter of Borrower, quarterly financial statements of Borrower, certified as true and correct by the Borrower and (iii) promptly following the preparation thereof, true, correct and complete copies of all reports and documents required of Borrower by applicable securities laws. If the Borrower shall cease to be a "publicly traded" company, which is subject to SEC reporting requirements, the Bank reserves the right to audit the Borrower's books, records and accounts at the Bank's expense (except as hereinafter provided). In addition, the Bank may request (and if requested, the Borrower will promptly provide) such additional financial information concerning the Borrower and/or the Property, as the Bank may reasonably deem necessary or appropriate. If any such audit by the Bank reveals any errors, omissions or discrepancies in the financial statements, which result in an adjustment of 3% or more in any major category of income, expense, asset or liability or in the totals thereof, the Bank may require that the financial statements be prepared by an independent certified public accountant acceptable to the Bank, at the Borrower's expense, and the Borrower shall also pay the cost of the audit performed by the Bank which discovers such errors, omissions or discrepancies;

          b. A provision permitting the Bank to accelerate the Loan if, without the prior written consent of the Bank, which consent may be granted or withheld at the sole discretion of the Bank, (i) the Borrower should sell, lease (except as provided below), transfer, convey, assign, mortgage (except in regard to a Permitted Loan, as hereinafter defined, provided the conditions specified below are satisfied), pledge or otherwise encumber the Property (or any portion thereof or interest therein), the rents and income therefrom, or any other items of collateral for the Loan, or agree to do any of the foregoing, or (ii) any portion of the Property is subjected to any declaration of covenants,

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Intervoice-Brite, Inc.
April 10, 2002
Page 6

               easement or other encumbrance, other than leases to third parties that do not, at any given time, cover more than 49% of the building improvements and that are subject and subordinate to the Deed of Trust (and if required by the Bank, the Borrower and the tenant(s) under such lease(s) shall execute and deliver to the Bank such subordination and/or subordination, attornment and non-disturbance agreements as the Bank may require) or (iii) any portion of the Property is hereafter subjected to any preliminary or final plat, or (iv) any portion of the Property is hereafter zoned or the terms of the zoning applicable to any portion of the Property is/are changed;

          c. A provision requiring that the Borrower maintain, throughout the term of the Loan, policies of liability, flood, vandalism, malicious mischief and other insurance in an amount, form and from a company acceptable to the Bank, and in accordance with the requirements and provisions of the Deed of Trust.

     Liability. The Borrower shall have full personal liability for the payment and performance of all obligations in regard to the Loan and under the Loan Documents.

     Essential Parties. If, prior to the Closing, any one or more of the essential parties, as hereinafter defined, files or has filed against him or it any proceeding in bankruptcy, or if a petition for the appointment of a receiver, trustee, or liquidator of any of the essential parties or of all or a substantial portion of their respective assets, or for bankruptcy or insolvency, or for liquidation or winding up of his or its affairs under the proceedings of any Federal or State insolvency laws; or if any of the essential parties shall make an assignment for the benefit of creditors, generally; or if at any time prior to the Closing there should occur or be reported a material adverse change in the assets, liabilities, financial condition, or business operation of any essential party as reflected in the latest financial statements of the essential parties delivered to the Bank (provided, however, the Borrower has advised the Bank that it has taken charges and write-offs that will be reflected in its financial statements that are to be issued within the next 45 days and provided the Borrower's net worth does not fall below $65,000,000.00, and none of the other occurrences described in this paragraph should exist, such charges and write-offs will not constitute such a material and adverse charge as would cause the Bank to terminate this Commitment Letter, the Bank may, at its option, terminate this Commitment Letter by written notice thereof delivered to you at the address hereinabove set forth, however no such termination shall affect the payment of (or obligation to pay) the Loan Commitment Fee which has been paid by the Borrower or which the Borrower has agreed to pay to the Bank. The Loan Documents will also provide that if after the Closing any of the foregoing should occur, an Event of Default shall be deemed to have occurred under the Loan Documents.

     The term "essential parties" shall include only the following:

          the Borrower

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Intervoice-Brite, Inc.
April 10, 2002
Page 7

     Plans and Specifications/Completion of Construction. Although the Loan is not a construction or development loan, Borrower agrees that prior to the commencement of construction of any improvement on (excluding minor alterations which the Bank reasonably determines, following its review of materials relating thereto supplied by Borrower to the Bank, will not have any significant adverse impact on the Property) or development of any of the Property, the Borrower shall submit to the Bank for approval the plans and specifications for such improvements/development (the plans and specifications for such improvements/development, when and if approved by the Bank, are herein referred to as the "Plans and Specifications"), cost breakdowns and takeoffs, bids for construction, the name of the proposed general contractor, the proposed construction contracts and all other required documents related to such construction. Approval of such general contractor, construction contracts, cost breakdowns and takeoffs, bids for construction, other documents and Plans and Specifications, including change orders thereto (which shall also be subject to approval by the Bank, in its sole discretion), shall be at the sole discretion of the Bank. The improvements/development shall be made and completed of first-class materials and in a first-class and workmanlike manner in substantial accordance with the Plans and Specifications and the documents evidencing, securing and/or relating to the Loan, and shall be completed with no unbonded (to the Bank's satisfaction) or unreleased mechanics' or materialman's liens or lien claims having been filed or existing with regard thereto. The approval of the Plans and Specifications, such cost breakdowns and takeoffs, bids for construction, construction contracts or such other documents by the Bank shall not imply or result in any responsibility by the Bank for the adequacy or sufficiency of such Plans and Specifications, such cost breakdowns and takeoffs, bids for construction, construction contracts or such other documents and approval of the general contractor shall not imply any representation or warranty of the Bank of the competency or ability thereof or any other matter relating thereto. The Bank may make or cause to be made inspections of the improvements/development during the course of and upon completion of construction/development thereof, however, the adequacy and sufficiency of such inspections, or the failure to perform inspections, by the Bank or a designated party, shall not relieve the Borrower of its obligation to complete the improvements/development in substantial accordance with the Plans and Specifications. The Bank, at its option, may designate an independent inspector to perform inspections for the sole benefit of the Bank, and the Borrower will pay all reasonable costs incurred in connection with such inspections.

     Required Documents. At least fifteen (15) days prior to the anticipated Loan Closing date, Borrower shall deliver to the Bank, or, as provided below, the Bank shall have received, the following documents:

          a. A Commitment for a standard form full coverage TLTA Mortgagee Policy of Title Insurance, relating to the Land, together with legible copies of the documents creating all exceptions shown thereon, to be issued by a title insurance company acceptable to the Bank; and at the Closing of the Loan, the Borrower will cause such title insurance company to issue to the Bank a standard form full coverage TLTA Mortgagee Policy of Title Insurance (with the survey exception deleted) (the "Title Policy"), in form acceptable to the Bank, in the amount of the Loan, showing the fee simple title to the Land to

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Intervoice-Brite, Inc.
April 10, 2002
Page 8

               be vested in the Borrower and insuring the priority of the Bank's liens upon the Land and the improvements thereon as a valid first priority lien, subject only to such exceptions as the Bank may, in its sole discretion, approve. The Borrower will also cause the title insurance company to issue such endorsements to such Title Policy as are available under applicable title insurance rules and regulations as the Bank may require;

          b. Four copies of a current survey of the Land (in form including, without limitation, the certification thereon, acceptable to the Bank in its sole discretion) prepared by a licensed surveyor acceptable to the Bank in its sole discretion. The survey is to include the metes and bounds description of the Land, the area of the Land in square feet, the location and dimensions of any easements on or servicing the Land, rights of way on or servicing the Land, roads on or servicing the Land, restricted areas or flood-prone areas and the location and dimensions of all existing improvements on the Land. The survey must show that no encroachments or protrusions of any improvements over boundary lines, set back lines, easements, rights of way or restricted areas exist. The surveyor must include in the survey a signed narrative statement certifying as to the existence or nonexistence of any encroachments, the date of the survey and whether any portion of the Land is located within an area identified by the Secretary of Housing and Urban Development or other governmental entity with jurisdiction as having special flood hazards. The survey must satisfy the requirements specified in Exhibit "B" attached hereto. The surveyor's registered number and seal must appear on the survey;

          c. Original policies (or certified copies of blanket policies) of such insurance as are required by the Loan Documents, which policies are to be issued by a company or companies approved by the Bank and be in form, coverage and amount satisfactory to the Bank in accordance with the provisions of the Loan Documents and contain a standard mortgagee's endorsement in favor of the Bank;

          d. A current updated appraisal of the Property prepared by a member of the American Institute of Real Estate Appraisers approved in advance by the Bank, which approval may be granted or withheld at the sole discretion of the Bank. The form and content of such appraisal must be acceptable to the Bank in its sole discretion and in particular, but without limitation, must comply with the applicable policies and regulations pertaining to the Bank. The appraisal will be ordered by the Bank. The appraisal must indicate an aggregate value for the Land and the improvements thereon in the minimum amount of $19,000,000.00. The Borrower has provided to the Bank an appraisal of the Property prepared by an appraiser not on the Bank's approved appraiser list, however, the Bank is reviewing such appraisal and the

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Intervoice-Brite, Inc.
April 10, 2002
Page 9

               qualifications of the appraiser that prepared such appraisal and will advise the Borrower whether such appraisal and appraiser are acceptable to the Bank;

          e. Evidence satisfactory to the Bank that all of the Land is validly zoned in a manner and under a classification or classifications acceptable to the Bank;

          f. A certificate(s) (in form acceptable to the Bank in its sole discretion) from an engineer and/or other independent consultants acceptable to the Bank stating that the structural and all other portions of all improvements included as part of the Property are satisfactory to the Bank, in its sole discretion (and the Borrower shall provide to the Bank such other evidence relating thereto, including, without limitation, construction inspection reports, as the Bank may require);

          g. Evidence, including a Phase I Environmental Site Assessment (the "ESA") addressed to the Bank and in a form and containing certificates from qualified engineers and/or architects satisfactory to the Bank, that the Property is in compliance with all applicable environmental laws, rules and regulations, and specifically, but without limitation, that no transformers containing polychlorinated biphenyls are servicing or are stored on the Property, that no underground storage tanks are located on the Land, that there is no asbestos on or in the Property (or, if there is in fact asbestos, a recommendation for the handling and/or disposal thereof that is acceptable to the Bank, in its sole discretion, and prepared by an engineer acceptable to the
               Bank) and that there has been no storage, disposal or release of any oil, fuels, gases, pesticides, paints and solvents, lead, cyanide, DDT, acids, ammonium compounds and other chemicals, trash, garbage or other solid wastes or hazardous materials or wastes upon the Property or adjacent lands, and an indemnification from the Borrower for any damages suffered by the Bank resulting from the presence of any such items or materials; which ESA will be ordered by the Bank;

          h. Current rent rolls (if any leases are in effect in regard to any of the Property) and operating history for the Property, copies of all leases, if any currently exist, affecting any portion of the Property and copies of all existing management and/or service contracts, certificates of occupancy and other licenses and permits, and such other information concerning the Property and the tenants thereof, if any exist, as the Bank may require from time to time and access to the Property for the Bank's employees, agents and other representatives for the purpose of conducting tests and inspections;

          i. True, correct and complete copies of any and all deed restrictions, municipal utility district, road district and other similar entities documents, bond

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Intervoice-Brite, Inc.
April 10, 2002
Page 10

               documents, architectural control requirements, protective covenants and owners association documents which may affect the Property. A condition to the Bank's obligation to close and fund the Loan is that such restrictions, municipal utility, road and other district documents, bond documents, requirements and covenants and owners association documents must be acceptable to the Bank in its sole discretion;

          j. Evidence satisfactory to the Bank in its sole discretion that water, sewer, electricity, natural gas, telephone, fiber optic, cable television and all other necessary utility services are or can be made available to the Property, without restrictions, obligations and/or costs which are not acceptable to the Bank, and meet or will meet the requirements (as to capacity and otherwise) of development of the Property as permitted by applicable zoning. Borrower shall also furnish evidence satisfactory to the Bank in its sole discretion that the streets servicing the Property have been properly completed, dedicated and accepted for maintenance by the proper governmental authorities with free and uninterrupted access to and from said streets and/or can be constructed, developed and so dedicated without restrictions, obligations and/or costs which are not acceptable to the Bank. In addition, to the extent property or properties other than the Land is/are included within municipal utilities, road or other similar districts and/or encumbered by restrictive covenants that also affect the Land or are otherwise necessary or appropriate, in the judgment of the Bank, for the ownership and/or development of the Property, the Bank must be satisfied that all agreements necessary or appropriate, in the judgment of the Bank, relating to the relationship between the Land and such other property or properties are in place and enforceable;

          k. Proof satisfactory to the Bank in its sole discretion of compliance by the Borrower and the Property with any and all applicable laws, regulations, ordinances and requirements, including, without limitation, parking requirements;

          l. True, correct and complete copies of the organizational and governing documents and any related documents by which the Borrower was formed and is governed, and as conditions to the Bank's obligation to close the Loan, all such documents and each owner of at least twenty percent (20%) of the ownership interests in the Borrower must be acceptable to the Bank in its sole discretion, and the Borrower must satisfy the Bank, in the Bank's sole discretion, that the obtaining of the Loan pursuant hereto and the performance of the Borrower's obligations in regard to the Loan have been duly and properly authorized and approved by the board of directors of Borrower and any other person or entity the Bank may require and that the making of the Loan will not violate any loans to one borrower or other regulations

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Intervoice-Brite, Inc.
April 10, 2002
Page 11

               applicable to the Bank. Without limitation of other issues relating to or requirements of the Bank concerning the owners of interests in the Borrower, unless otherwise approved by the Bank,
               (i) neither the Borrower nor any partner or stockholder of the Borrower may be , and no legal or beneficial interest in a partner or stockholder of the Borrower of greater than a twenty percent (20%) interest is held by, directly or indirectly, a "foreign person" and (ii) Borrower must satisfy the Bank that the Borrower (and its constituents) and the Bank (or its assignee hereunder) are not parties in interest and that the Loan will not constitute a prohibited transaction under the Internal Revenue Code, or the Employee Retirement Income Security Act; and

          m. True, correct and complete copies of the documents which evidence and secure any indebtedness which is encumbered by a lien and/or security interest on any of the Property (the "Permitted Loan"). It is understood and agreed that additional conditions to the Bank's obligation to close and fund the Loan are that (i) the term of the Permitted Loan must mature no earlier than the maturity date of the Loan, (ii) the terms and provisions of the documents which evidence, secure and/or otherwise relate to the Permitted Loan must be found acceptable by the Bank, in its sole discretion, and (iii) at the Closing the Borrower, the Bank and the owner and holder of the Permitted Loan will enter into a Subordination Agreement (the"Subordination Agreement"), in form and on terms as required by the Bank, which will, among other things, confirm all liens and security interests which encumber the Property and secure the Subordinate Loan are subject, subordinate and inferior in all cases and in all respects to the liens and security interests which encumber the Property and secure the Loan, including, without limitation, the liens and security interests created by the Deed of Trust. The Loan Documents will provide that if after the Closing the Borrower desires to encumber the Property with subordinate liens and/or security interests as security for a new or replacement Permitted Loan, the foregoing conditions (including, without limitation, the execution and delivery to the Bank of a Subordination Agreement, as and when required by the Bank) must be satisfied before such subordinate liens and/or security interests may be imposed in regard to any of the Property, and no event of default or event or condition which, with the giving of notice, the passage of time, or both, could mature into an event of default may exist in regard to the Loan or under any Loan Document; and

          n. Such other documents, items, certificates and evidences as the Bank, in its sole discretion, may request.

     Closing. At the Closing, the following shall occur:

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Intervoice-Brite, Inc.
April 10, 2002
Page 12

          a. the Borrower shall execute and/or deliver and, as required by the Bank, shall cause to be executed and/or delivered, to the Bank, the Note, the Deed of Trust, the Subordination Agreement and the other Loan Documents required by the Bank;

          b. the Borrower shall arrange or shall have previously arranged for the payment of all fees and expenses incurred in connection with this transaction, including, but not limited to, the Loan Commitment Fee and reasonable attorneys' fees of the Bank, escrow fees, title insurance costs, appraisal fees, recording fees, taxes and brokerage commissions; and

          c. the Borrower shall furnish or cause to be furnished to the Bank a legal opinion of counsel representing the Borrower, dated the date of the Closing, in form and substance satisfactory to the Bank in its sole discretion, stating (a) that, to the best knowledge of such counsel, no provision of any mortgage, indenture, agreement, contract, or other instrument to which the is a party and known to such counsel requires the consent or authorization of any other person, firm or corporation as a condition precedent to the consummation of the transaction contemplated herein or, if any such consent or authorization is required, that it has been obtained; (b) that the Borrower has full power and authority to carry out the duties imposed upon it by the loan transaction contemplated by this Commitment Letter and has taken all acts and other proceedings required to be taken on its part necessary to carry out its duties in connection with the Loan; (c) that such counsel knows of no litigation, proceeding, or investigation pending or threatened against the Borrower which questions the validity of any documentation required by this Commitment Letter or of any action taken or to be taken pursuant to or in connection with the provisions of the documents for the Loan; (d) that such counsel has no actual knowledge of any violation of governmental laws, regulations, ordinances, or requirements in relation to this transaction that exist, and that the subject transactions are not usurious; (e) that the Loan Documents have been duly authorized and approved by the board of directors of Borrower and by all other persons and entities who must consent thereto on the part of Borrower , and that the Loan Documents are valid and binding obligations of the Borrower, and each such other person or entity (to the extent executed by any such other person or entity) enforceable in accordance with their terms, subject only to the effect on the enforceability of such documents of the bankruptcy and similar debtor relief laws affecting the rights of creditors generally and to other qualifications customary for such opinions in Texas;
               (f) that the choice of Texas law as applicable to the Loan is valid, binding and enforceable; and (g) such other matters as the Bank may reasonably request.

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Intervoice-Brite, Inc.
April 10, 2002
Page 13

     Obligation to Fund. The Bank shall not be obligated to fund all or any portion of the Loan unless and until the following conditions have been satisfied:

          a. The appraisal of the Property has been received and approved by the Bank;

          b. All matters pertaining to (i) title to the Property, including, without limitation, the provisions applicable to municipal utility districts, road districts and other similar entities of which the Property is a part, (ii) the survey and the physical condition of the Property, (iii) the ESA, (iv) the form, the substance and the execution of all documents required hereunder or which may be required for the completion of this transaction,
               (v) the Borrower and its respective organizational and ownership structures, and financial condition, (vi) the leases of space in the improvements on the Land, if any are in effect, and the tenants under such leases, as well as all service and other contracts relating to any of the Property, (vii) parking available to the Property, (viii) the terms of the documents which evidence, secure and otherwise relate to each Subordinate Loan and (ix) all other matters relating to the Property and the Loan, have been approved by the Bank, in its sole discretion; and

          c. The terms and conditions of this Commitment Letter have been met by the Borrower and such evidence of compliance has received the approval of the Bank.

     Brokers. The Bank has no liability or obligation of any kind to pay any brokers fee, finders fee or other fee relating to the Loan, and the Borrower hereby agrees to pay any and all such fees and to indemnify and hold the Bank harmless of and from any and all loss, cost, expense, liability, damage, action, cause of action or claim relating to any thereof.

     Acceptance. In order for this Commitment Letter to be binding upon the Bank, it must be signed and unconditionally accepted by you and returned to the Bank, together with the Loan Commitment Fee, on or before 1:00 p.m. on April 10, 2002. If, on or before 1:00 p.m. on April 10, 2002, this Commitment Letter is accepted by returning to the Bank a fully executed copy of this Commitment Letter, this Commitment Letter will be binding upon the Bank and the Borrower from the date of this Commitment Letter until the Expiration Date, subject to the terms and provisions hereof. If for any reason the Closing contemplated by this Commitment Letter is not completed on or prior to the Expiration Date, except for a default by the Bank, all obligations of the Bank hereunder shall cease and the Bank may terminate this Commitment Letter by delivering written notice thereof to you at your above-specified address. Time is of the essence in the performance of the terms of this Commitment Letter. The Bank and the Borrower expressly agree that this Commitment Letter, when properly accepted, grants to the Borrower the option, but not the obligation, to actually close the Loan.

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Intervoice-Brite, Inc.
April 10, 2002
Page 14

     Bank's Default. In the event each of the conditions to the Bank's obligation to fund the Loan is satisfied and the Borrower performs each of the Borrower's obligations described in this Commitment Letter and the Bank thereafter fails or refuses to close the Loan, the Borrower shall be entitled to recover the Loan Commitment Fee and the $25,000.00 expense deposit described above actually paid by Borrower to the Bank and up to, but not in excess of, $50,000.00 in actual damages from the Bank to compensate the Borrower for out-of-pocket losses or damages actually suffered by the Borrower as a result of such a failure or refusal by the Bank, as the Borrower's sole and exclusive remedy for such a failure or refusal, the Borrower hereby waiving all other remedies and relief.

     Representations. Discovery of a misrepresentation of any material fact, either herein or in your loan application, supporting documents or financial statements, shall entitle the Bank, at its option, to terminate this Commitment Letter by delivering written notice thereof to you at the address specified above, however, notwithstanding such termination, the Borrower will remain liable for and will pay the Loan Commitment Fee and other costs as provided herein, and such termination will not affect or limit any other rights of the Bank arising from or relating to any such misrepresentations.

     Assignability. This Commitment Letter shall not be assignable without the Bank's prior written consent, which may be granted or withheld at the sole discretion of the Bank.

     Applicable Law. The Loan and the documents evidencing and securing same are to be governed by Texas law.

     Scope of Agreement. This Commitment Letter sets forth the entire agreement of the Borrower and the Bank with respect to the Loan, and supersedes all prior written and oral understandings with respect thereto. All representations and agreements made by or on behalf of the Borrower to the Bank with respect to the subject matter hereof shall survive the execution of this Commitment Letter and the closing of the Loan. The Bank has no obligation to make or agree to make any loan other than the Loan pursuant hereto.

     Indemnity. The Borrower hereby agrees to indemnify and hold the Bank harmless of and from any and all claims, debts, liabilities, actions, causes of action, costs and expenses including, but not limited to, reasonable attorneys' fees and costs of suit incurred by the Bank, and obligations relating to the transactions contemplated hereby which may occur or have arisen prior to or as of the closing of the Loan transaction referenced herein, except for any thereof arising as a result of a default by the Bank hereunder or as a result of the gross negligence or willful misconduct of the Bank.

     Verification of Financial Status. The obligations of the Bank hereunder are subject to verification satisfactory to the Bank in its sole discretion of the financial status of the Borrower, and that such verified financial status is acceptable to the Bank in its sole discretion, Borrower hereby authorizes the Bank to from time to time take such action and request such information as the Bank may deem necessary or appropriate in connection with the Bank's effort to so verify the financial status of the Borrower. In this regard, promptly upon request by the Bank, you will supply to the

Intervoice-Brite, Inc.
April 10, 2002
Page 15

Bank such financial and other information as the Bank may require, including, without limitation, status reports on projects in which the Borrower or any affiliate of the Borrower is involved and a listing of contingent liabilities of the Borrower and of any affiliates of the Borrower.

     Prior Commitment. This Commitment Letter supercedes and replaces in its entirety that certain Commitment Letter, dated March 29, 2002, issued by the Bank to the Borrower but which was not timely and unconditionally accepted by the Borrower (the "Prior Commitment"). The Bank and the Borrower agree that the Prior Commitment has expired by its terms and is of no force or effect.

                                       BEAL BANK, S.S.B.

                                       By: /s/ WILLIAM T. SAURENMANN
                                           -------------------------------------
                                           Name: William T. Saurenmann
                                           Title: Senior Vice President

     AGREED TO AND ACCEPTED THIS 11th day of April, 2002.

                                       BORROWER:

                                       INTERVOICE-BRITE, INC.,

                                       By: /s/ ROB-ROY J. GRAHAM
                                           -------------------------------------
                                           Name: Rob-Roy J. Graham
                                                 -------------------------------
                                           Title: CFO
                                                  ------------------------------

                                   EXHIBIT "A"

                                    The Land

                                   EXHIBIT "B"

                             THE SURVEY REQUIREMENTS

     (a) Field Note Description. The Survey should contain a certified metes and bounds description and should comply with the following requirements:

          (i) The beginning point should be established by a monument located at the beginning point, or by reference to a nearby monument;

          (ii) The sides of the property should be described by giving the distances and bearings of each;

          (iii) The distances, bearings and angles should be taken from a recent instrument survey, or recently recertified instrument survey, by a licensed Professional Engineer or Registered Surveyor;

          (iv) Curved sides should be described by data including: length of arc, central angle, radius of circle for the arc and chord distance, and bearing;

          (v) The legal description should be single perimeter description of the entire property;

          (vi) The description should include a reference to all streets, alleys, and other rights-of-way that abut the property surveyed, and the width of all rights-of-way mentioned should be given the first time these rights-of-way are referred to; and

          (vii) If the property surveyed has been recorded on a map or plat as part of an abstract or subdivision, reference to such recording data should be made.

     (b) Lot and Block Description. If the Property is included within a properly established recorded subdivision or addition, then a lot and block description will be an acceptable substitute for a metes and bounds description, provided that the lot and block description must completely and properly identify the name or designation of the recorded subdivision or addition and give the recording information therefor.

     (c) Map or Plat. The Survey should contain a certified map or plat showing the following;

          (i)       The plot to be covered by the Deed of Trust.

          (ii) The relation of the point of beginning of said plot to the monument from which it is fixed.

          (iii) All easements showing recording information therefor by volume and page.

          (iv)      The established building line, if any.

          (v)       All easements appurtenant to said plot.

          (vi) The boundary lines of the street or streets abutting the plot, the width of said streets and the names of such streets.

          (vii) Encroachments and the extent thereof in terms of distance upon said plot or any easement appurtenant thereto.

The Survey should also locate and show all structures and other improvements on said plot with horizontal lengths of all sides and the relation thereof by distances to (a) all boundary lines of this plot, (b) easements, (c) established building lines, and (d) street lines.

     (d) Certification. The certification for the property description and the map or plat should be addressed to Beal Bank, S.S.B. (and to the interested title company if required by the title company), signed by the surveyor, bear current date, registration number, and seal and should be in the following form or its substantial equivalent:

          The undersigned hereby certifies to Beal Bank, S.S.B. that this Survey
          (i) was made on the ground as per the field notes shown hereon and correctly shows the boundary lines and dimensions and area of the land indicated hereon and each individual parcel thereof indicated hereon;
          (ii) correctly shows the location of all buildings, structures and other improvements, and visible items on the subject property; (iii) correctly shows the location and dimensions of all alleys, streets, roads, rights-of-way, easements, and other matters of record of which the undersigned has been advised affecting the subject property according to the legal description in such easements and other matters (with instrument, book, and page number indicated); (iv) correctly shows the location of all streets and roads providing access to the subject property and that the following streets and roads which provide such access have been dedicated for public use and are completed and have been accepted by the appropriate governmental authorities [list below all public streets abutting the property];

          (v) correctly shows the locations of all portions of the subject property which are located in an area designated as a "flood prone area" as defined by U.S. Department of Housing and Urban Development pursuant to the Flood Disaster Protection Act of 1973 or as having special flood hazards [or if no part of the subject property is designated as being a "flood prone area" or as having special flood hazards, the surveyor shall so state and certify]; (vi) except as shown, there are no visible easements, rights-of-way, party walls, or conflicts, and there are no visible encroachments on adjoining premises, streets, or alleys by any of said buildings, structures, or other improvements, and there are no visible encroachments on the subject property by buildings, structures, or other improvements situated on adjoining promises;
          (vii) the distance from the nearest intersecting street and road is as shown hereon; and (viii) this survey complies with the current Texas Society of Professional Surveyors Standards and Specifications for a Category 1A, Condition II, Survey.